UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

 CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                    COMPANIES

Investment Company Act file number: 811-05569
                                    ---------

                     FRANKLIN UNIVERSAL TRUST
                     ------------------------
        (Exact name of registrant as specified in charter)

              ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
              ----------------------------------------------
           (Address of principal executive offices) (Zip code)

   CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
   -------------------------------------------------------------
              (Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000
                                                    ------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 8/31/06
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

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                                                          AUGUST 31, 2006
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               ANNUAL REPORT                                      INCOME
--------------------------------------------------------------------------------

             FRANKLIN UNIVERSAL TRUST

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                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                              Franklin Templeton Investments

                              GAIN FROM OUR PERSPECTIVE(R)

                              Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE         Each of our portfolio management groups operates
                              autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                              FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                              TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                              MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION          Because our management groups work independently
                              and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST     At Franklin Templeton Investments, we seek to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
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[PHOTO]

Not part of the annual report

Contents

IMPORTANT NOTICE TO SHAREHOLDERS ..........................................    1

ANNUAL REPORT

Franklin Universal Trust ..................................................    3

Performance Summary .......................................................    7

Annual Shareholders' Meeting ..............................................    8

Dividend Reinvestment and Cash Purchase Plan ..............................    9

Financial Highlights and Statement of Investments .........................   12

Financial Statements ......................................................   19

Notes to Financial Statements .............................................   23

Report of Independent Registered Public Accounting Firm ...................   32

Tax Designation ...........................................................   33

Board Members and Officers ................................................   34

Shareholder Information ...................................................   40

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Important Notice to Shareholders

REPURCHASE PROGRAM

An important action was taken by the Board of Trustees of Franklin Universal Trust (the "Fund"). At a meeting held on January 18, 2006, the Board of Trustees approved an open-market share repurchase program, pursuant to which the Fund may purchase, from time to time, up to 10% of the Fund's common shares in open-market transactions, at the discretion of management.

As you may know, shares of the Fund have traded on the New York Stock Exchange at a discount to net asset value. The share repurchase program is intended to benefit shareholders by enabling the Fund to acquire its own shares at a discount to net asset value, thereby increasing the proportionate interest of each remaining shareholder in the Fund. Also, it is hoped that the share repurchase program will help bring the market price of the Fund's shares closer to their true net asset value, although the success of such a program cannot be predicted.

The timing and amount of repurchases (subject to the 10% maximum) will be at the discretion of the Fund's management, taking into account various factors, including market conditions, cash on hand and the availability of other attractive investments. Any repurchases made under this program would be made on a national securities exchange at the prevailing market price. It is important to note that the ability of the Investment Manager to effect repurchases is limited by exchange requirements and detailed rules under the federal securities laws that restrict, among other things, the timing of the trades, the volume of shares permitted to be repurchased on any single day and the price at which shares may be repurchased. A copy of the press release announcing the Fund's share repurchase program is below.


                                               Not part of the annual report | 1

--------------------------------------------------------------------------------

FRANKLIN UNIVERSAL TRUST ANNOUNCES OPEN-MARKET SHARE REPURCHASE PROGRAM AND DIVIDEND INCREASE

      San Mateo, CA, January 19, 2006 -- Franklin Universal Trust (the "Fund") (NYSE:FT), a closed-end investment company, announced today that the Board of Directors of the Fund has authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase, from time to time, up to 10% of the Fund's common stock, in open-market transactions, at the discretion of management.

      The Board's recent action gives management flexibility to engage in a share repurchase program in an effort to address the Fund's discount to net asset value. The amount and timing of the repurchases will be at the discretion of the Fund's management and will take into account various factors, including market conditions, cash on hand and the availability of other attractive investments. Any repurchases made under this program would be made on a national securities exchange at the prevailing market price, subject to exchange requirements and volume, timing and other limitations under Federal securities laws.

      In addition, the Fund announced today an increase in the monthly dividend from 3.5 cents to 3.8 cents per share, payable February 15, 2006, to shareholders of record on January 31, 2006. This represents an increase of 8.6% for shareholders.

      The Fund is designed for investors seeking to provide high, current income consistent with preservation of capital. Its secondary objective is growth of income through dividend increases and capital appreciation. The Fund's investment manager is Franklin Advisers, Inc., and Christopher Molumphy and Glenn Voyles are the Fund's portfolio managers. The Fund had total net assets in excess of $192 million as of November 30, 2005.

      Franklin Advisers, Inc. is a wholly owned subsidiary of Franklin Resources, Inc. [NYSE:BEN], a global investment management organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management solutions managed by its Franklin, Templeton, Mutual Series and Fiduciary Trust investment teams. The San Mateo, CA-based company has more than 50 years of investment experience and over $464 billion in assets under management as of December 31, 2005. For more information, please call 1-800/DIAL BEN(R) or visit franklintempleton.com.

--------------------------------------------------------------------------------


2 | Not part of the annual report

Annual Report

Franklin Universal Trust

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin Universal Trust's primary investment objective is to provide high, current income consistent with preservation of capital. Its secondary objective is growth of income through dividend increases and capital appreciation.

PORTFOLIO BREAKDOWN
Based on Total Investments*
8/31/06

--------------------------------------------------------------------------------
Corporate Bonds                                                            67.6%
--------------------------------------------------------------------------------
Utilities Common Stocks                                                    28.4%
--------------------------------------------------------------------------------
Foreign Government U.S. Dollar-Denominated Bonds                            1.6%
--------------------------------------------------------------------------------
Natural Resources Common Stocks                                             1.0%
--------------------------------------------------------------------------------
Foreign Government Agencies                                                 0.1%
--------------------------------------------------------------------------------
Miscellaneous Common & Preferred Stocks                                     0.0%
--------------------------------------------------------------------------------
Cash & Other Net Assets                                                     1.3%
--------------------------------------------------------------------------------

* Percentage of total investments of the Fund. Total investments of the Fund include long-term and short-term investments and other net assets, excluding long-term debt issued by the Fund.

**    Rounds to less than 0.1% of total investments.

Dear Shareholder:

We are pleased to bring you Franklin Universal Trust's annual report for the fiscal year ended August 31, 2006.

PERFORMANCE OVERVIEW

For the 12 months under review, the Fund's cumulative total returns were +6.80% based on change in net asset value and +12.48% based on change in market price on the New York Stock Exchange, as shown in the Performance Summary on page 7. For comparison, the Credit Suisse (CS) High Yield Index returned +5.41%, and utilities stocks, as measured by the Standard & Poor's (S&P) 500 Utilities Index, returned +10.79% for the year ended August 31, 2006. 1

ECONOMIC AND MARKET OVERVIEW

The U.S. economy continued to grow at a healthy pace during year under review, although the pace in the second quarter of 2006 slowed to an annualized 2.6% from the first quarter's 5.6% annualized rate. Overall, several factors contributed to real growth. During most of the reporting period, labor markets improved, indicated by nonfarm payroll data and the unemployment rate. Rising personal income also helped support consumer spending increases. Business spending and productivity also rose for most of the period. However, late in the period, the economy experienced rising inflation pressures, largely due to high energy prices and increasing labor costs. In addition, productivity growth and the pace of business spending slowed.

1. Sources: Credit Suisse; Standard & Poor's Micropal. The CS High Yield Index is designed to mirror the investible universe of the U.S. dollar denominated high yield debt market. The S&P 500 Utilities Index is a market capitalization-weighted index that includes electric utility stocks in the S&P 500. The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 13.


                                                               Annual Report | 3

TOP 10 HOLDINGS
Based on Total Investments*
8/31/06 vs. 8/31/05

--------------------------------------------------------------------------------
8/31/06
--------------------------------------------------------------------------------
Exelon Corp.                                                                2.5%
--------------------------------------------------------------------------------
FPL Group Inc.                                                              2.5%
--------------------------------------------------------------------------------
The Southern Co.                                                            2.3%
--------------------------------------------------------------------------------
Dominion Resources Inc.                                                     2.2%
--------------------------------------------------------------------------------
FirstEnergy Corp.                                                           1.7%
--------------------------------------------------------------------------------
Government of Mexico                                                        1.6%
--------------------------------------------------------------------------------
Entergy Corp.                                                               1.6%
--------------------------------------------------------------------------------
Duke Energy Corp.                                                           1.5%
--------------------------------------------------------------------------------
Pinnacle West Capital Corp.                                                 1.4%
--------------------------------------------------------------------------------
General Motors/General Motors Acceptance Corp.                              1.4%
--------------------------------------------------------------------------------
8/31/05
--------------------------------------------------------------------------------
FPL Group Inc.                                                              2.4%
--------------------------------------------------------------------------------
The Southern Co.                                                            2.3%
--------------------------------------------------------------------------------
Exelon Corp.                                                                2.2%
--------------------------------------------------------------------------------
Dominion Resources Inc.                                                     2.1%
--------------------------------------------------------------------------------
Government of Mexico                                                        1.6%
--------------------------------------------------------------------------------
TXU Corp.                                                                   1.5%
--------------------------------------------------------------------------------
FirstEnergy Corp.                                                           1.5%
--------------------------------------------------------------------------------
Georgia-Pacific Corp.                                                       1.4%
--------------------------------------------------------------------------------
Pinnacle West Capital Corp.                                                 1.4%
--------------------------------------------------------------------------------
Midwest Generation LLC                                                      1.3%
--------------------------------------------------------------------------------

* Percentage of total investments of the Fund. Total investments of the Fund include long-term and short-term investments and other net assets, excluding long-term debt issued by the Fund.

Oil prices reached a historical high during the year, which contributed to the rise in headline, or overall, inflation. Core inflation, which excludes food and energy costs, remained more contained but nonetheless began to experience some upward pressure. For example, while August's headline Consumer Price Index (CPI) reported a 12-month rise of 3.8%, core CPI increased 2.8%. 2

The Federal Reserve Board (Fed) raised the federal funds target rate steadily throughout most of the year, to 5.25% by July 2006. The Fed's credit-tightening campaign contributed to slowing housing and real estate markets as the cost of credit grew less attractive to most consumers who were already dealing with near-record consumer debt burdens, low personal savings and historically high gas prices. With the economy slowing, the Fed in early August suspended its rate-raising campaign that began more than two years ago. The 10-year Treasury note yield rose from 4.02% at the beginning of the period to 4.74% on August 31, 2006, as some inflationary concerns began to affect intermediate-and long-maturity Treasuries.

INVESTMENT STRATEGY

We invest primarily in two asset classes: high yield bonds and utility stocks. Within the high yield portion of the portfolio, we use fundamental research to invest in a diversified portfolio of bonds. Within the utility portion of the portfolio, we focus on companies with attractive dividend yields and with a history of increasing their dividends.

MANAGER'S DISCUSSION

During the fiscal year under review, the Fund benefited from positive returns in its primary asset classes. High yield bonds enjoyed a favorable fundamental environment resulting from continued economic growth and a below-average default rate. Although spreads (the difference in yield compared with Treasuries) for high yield bonds tightened to near-record lows in May 2006, returns were tempered by concerns of economic growth and rising interest rates, in addition to equity market volatility. As a result, spreads increased and ended the fiscal year at about the same point at which they began it. Pressured by fears of rising interest rates, utility stocks declined sharply in October 2005, but rallied in the latter half of the review period. The rally was driven primarily by an improved

2.    Source: Bureau of Labor Statistics.


4 | Annual Report
interest rate outlook, the utility sector's traditionally defensive appeal in a time of geopolitical uncertainty, and favorable prospects for earnings growth.

HIGH YIELD CORPORATE BONDS

On a sector basis, several of the Fund's holdings in the wireless telecommunications and industrials sectors contributed to performance. 3 The wireless telecommunications sector benefited from subscriber growth and a competitive environment that resulted from industry consolidation. The industrials sector benefited from increased capacity utilization, which was driven by continued economic growth. Higher utilization rates contributed to improved pricing power as companies were able to pass through higher raw material costs to consumers.

Some of the Fund's energy sector holdings and the Fund's lack of exposure to airlines detracted from Fund performance. 4 Although we believed the energy sector's fundamentals were attractive, as interest rates rose during the fiscal year, sector returns were lackluster because energy bonds generally have low coupons and long maturities. Conversely, airlines were the best performing sector during the review period as renewed pricing power led to improved profitability. The Fund generally avoids investing in airlines due to their volatile nature and significant industry challenges.

UTILITY STOCKS

The Fund's utility exposure increased slightly during the period in part due to price appreciation for several Fund holdings. At period-end, utility stocks comprised 28.4% of the Fund's total investments. Performance was driven primarily by the sector's defensive characteristics, particularly as general market growth expectations moderated and concerns about rising interest rates waned. The sector also benefited from rising natural gas prices. In addition, we believed companies that focused on transmission and distribution enhanced the sector's overall growth potential because of the growing demand for electricity. Investment incentives offered by the Federal Energy Regulatory Commission (FERC) also added to the attractiveness of transmission companies. The Fund increased its allocation to nuclear power generators, while balancing its exposure with investments in more traditional, regulated companies.

3. Wireless telecommunications holdings are in the communications sector in the SOI. Industrials holdings are in the industrial services and producer manufacturing sectors in the SOI.

4. Energy holdings are in the energy minerals, industrial services and utility sectors in the SOI.


                                                               Annual Report | 5

Thank you for your continued participation in Franklin Universal Trust. We look forward to serving your future investment needs.

Sincerely,


[PHOTO OMITTED]     /s/ Christopher J. Molumphy

                    Christopher J. Molumphy, CFA
                    Senior Portfolio Manager


[PHOTO OMITTED]     /s/ Glenn I. Voyles

                    Glenn I. Voyles, CFA
                    Portfolio Manager

                    Franklin Universal Trust

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


6 | Annual Report

Performance Summary as of 8/31/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or realized gains on the sale of Fund shares.

PRICE AND DISTRIBUTION INFORMATION

-----------------------------------------------------------------------------------------------------
SYMBOL: FT                                                    CHANGE         8/31/06         8/31/05
-----------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                         -$0.03           $7.09           $7.12
-----------------------------------------------------------------------------------------------------
Market Price (NYSE)                                           +$0.30           $6.52           $6.22
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/05-8/31/06)
-----------------------------------------------------------------------------------------------------
Dividend Income                              $0.4440
-----------------------------------------------------------------------------------------------------

PERFORMANCE

-----------------------------------------------------------------------------------------------------
                                                              1-YEAR          5-YEAR         10-YEAR
-----------------------------------------------------------------------------------------------------
Cumulative Total Return 1
-----------------------------------------------------------------------------------------------------
  Based on change in NAV 2                                     +6.80%         +45.32%         +88.11%
-----------------------------------------------------------------------------------------------------
  Based on change in market price 3                           +12.48%         +18.77%         +80.65%
-----------------------------------------------------------------------------------------------------
Average Annual Total Return 1
-----------------------------------------------------------------------------------------------------
  Based on change in NAV 2                                     +6.80%          +7.76%          +6.52%
-----------------------------------------------------------------------------------------------------
  Based on change in market price 3                           +12.48%          +3.50%          +6.09%
-----------------------------------------------------------------------------------------------------
    Distribution Rate 4                         6.99%
-----------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

ENDNOTES

THE RISKS ASSOCIATED WITH HIGHER-YIELDING, LOWER-RATED SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. THESE SECURITIES CARRY A GREATER DEGREE OF CREDIT RISK RELATIVE TO INVESTMENT GRADE SECURITIES. IN ADDITION TO OTHER FACTORS, SECURITIES ISSUED BY UTILITY COMPANIES ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS. THE FUND'S SHARE PRICE AND YIELD WILL BE AFFECTED BY INTEREST RATE MOVEMENTS. SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY VOLATILITY, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated.

2.    Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.

4. Distribution rate is based on an annualization of the Fund's 3.80 cent per share August dividend and the NYSE closing price of $6.52 on 8/31/06.


                                                               Annual Report | 7

Annual Shareholders' Meeting

FEBRUARY 16, 2006

At an Annual Shareholders' Meeting of Franklin Universal Trust (the "Fund") held on February 16, 2006, shareholders approved the following:

1. Regarding the election of a Board of Trustees of the Fund.

------------------------------------------------------------------------------------------------------------------
                                                 % OF                                          % OF
                               SHARES         OUTSTANDING      % OF         WITHHELD OR     OUTSTANDING     % OF
TRUSTEES                        FOR             SHARES         VOTED          ABSTAIN         SHARES        VOTED
------------------------------------------------------------------------------------------------------------------
Harris J. Ashton           23,325,788.663       83.532%       92.996%      1,756,781.018       6.291%       7.004%
------------------------------------------------------------------------------------------------------------------
Robert F. Carlson          23,329,172.082       83.544%       93.009%      1,753,397.599       6.279%       6.991%
------------------------------------------------------------------------------------------------------------------
S. Joseph Fortunato        23,347,677.399       83.611%       93.083%      1,734,892.282       6.213%       6.917%
------------------------------------------------------------------------------------------------------------------
Edith E. Holiday           23,343,483.686       83.596%       93.067%      1,739,085.995       6.228%       6.933%
------------------------------------------------------------------------------------------------------------------
Edward B. Jamieson         23,350,950.686       83.622%       93.096%      1,731,618.995       6.201%       6.904%
------------------------------------------------------------------------------------------------------------------
Charles B. Johnson         23,341,330.040       83.588%       93.058%      1,741,239.641       6.236%       6.942%
------------------------------------------------------------------------------------------------------------------
Rupert H. Johnson, Jr.     23,349,210.686       83.616%       93.089%      1,733,358.995       6.207%       6.911%
------------------------------------------------------------------------------------------------------------------
Frank W. T. LaHaye         23,351,577.405       83.625%       93.099%      1,730,992.276       6.199%       6.901%
------------------------------------------------------------------------------------------------------------------
Gordon S. Macklin          22,543,934.040       80.732%       89.879%      2,538,635.641       9.091%      10.121%
------------------------------------------------------------------------------------------------------------------
Frank A. Olson             23,324,216.040       83.527%       92.990%      1,758,353.641       6.297%       7.010%
------------------------------------------------------------------------------------------------------------------


8 | Annual Report

Dividend Reinvestment and Cash Purchase Plan

The Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you a prompt and simple way to reinvest dividends and capital gain distributions in shares of the Fund. The Plan also allows you to purchase additional shares of the Fund by making voluntary cash payments. PFPC Inc. (the "Plan Agent"), P.O. Box 9223, Chelsea, MA 02150-9223, acts as your Plan Agent in administering the Plan. The complete Terms and Conditions of the Dividend Reinvestment and Cash Purchase Plan are contained in the Fund's Dividend Reinvestment and Cash Purchase Plan Brochure. A copy of that Brochure may be obtained from the Fund at the address on the back cover of this report.

You are automatically enrolled in the Plan unless you elect to receive dividends or distributions in cash. If you own shares in your own name, you should notify the Plan Agent, in writing, if you wish to receive dividends or distributions in cash.

If the Fund declares a dividend or capital gain distribution payable either in cash or in stock of the Fund and the market price of shares on the valuation date equals or exceeds the net asset value, the Fund will issue new shares to you at the higher of net asset value or 95% of the then current market price. Whenever the Fund declares a distribution from capital gains or an income dividend payable in either cash or shares, if the net asset value per share of the Fund's common stock exceeds the market price per share on the valuation date, the Plan Agent shall apply the amount of such dividend or distribution payable to participants to the purchase of shares (less their pro rata share of brokerage commissions incurred with respect to open market purchases in connection with the reinvestment of such dividend or distribution). If the price exceeds the net asset value before the Plan Agent has completed its purchases, the average purchase price may exceed the net asset value, resulting in fewer shares being acquired than if the Fund had issued new shares. All reinvestments are in full and fractional shares, carried to three decimal places. The Fund will not issue shares under the Plan at a price below net asset value.

The Plan permits you on a voluntary basis to submit in cash payments of not less than $100 each up to a total of $5,000 per month to purchase additional shares of the Fund. It is entirely up to you whether you wish to buy additional shares with voluntary cash payments, and you do not have to send in the same amount each time if you do. These payments should be made by check or money order payable to PFPC Inc. and sent to PFPC Inc., Attn: Franklin Universal Trust, P.O. Box 9223, Chelsea, MA 02150-9223.

Your cash payment will be aggregated with the payments of other participants and invested on your behalf by the Plan Agent in shares of the Fund that are purchased in the open market.


                                                               Annual Report | 9

The Plan Agent will invest cash payments on approximately the 5th of each month in which no dividend or distribution is payable and, during each month in which a dividend or distribution is payable, will invest cash payments beginning on the dividend payment date. UNDER NO CIRCUMSTANCES WILL INTEREST BE PAID ON YOUR FUNDS HELD BY THE PLAN AGENT. Accordingly, you should send any voluntary cash payments you wish to make shortly before an investment date but in sufficient time to ensure that your payment will reach the Plan Agent not less than two business days before an investment date. Payments received less than two business days before an investment date will be invested during the next month or, if there are more than 30 days until the next investment date, will be returned to you. You may obtain a refund of any cash payment by written notice, if the Plan Agent receives the written notice not less than 48 hours before an investment date.

There is no direct charge to participants for reinvesting dividends and capital gain distributions, since the Plan Agent's fees are paid by the Fund. However, when shares are purchased in the open market, each participant will pay a pro rata portion of any brokerage commissions incurred. The Plan Agent will deduct a $5.00 service fee from each of your voluntary cash payments.

The automatic reinvestment of dividends and capital gain distributions does not relieve you of any taxes which may be payable on dividends or distributions. In connection with the reinvestment of dividends and capital gain distributions, if the Fund issues new shares, shareholders receiving such shares generally will be treated as having a distribution equal to the market value of the shares received, and if shares are purchased on the open market, shareholders generally will be treated as having received a distribution equal to the cash distribution that would have been paid.

The Fund does not issue new shares in connection with voluntary cash payments. All investments are in full and fractional shares, carried to three decimal places. If the market price exceeds the net asset value at the time the Plan Agent purchases the additional shares, you will receive shares at a price greater than the net asset value.

You will receive a monthly account statement from the Plan Agent showing total dividends and capital gain distributions, date of investment, shares acquired and price per share, and total shares of record held by you and by the Plan Agent for you. You are entitled to vote all shares of record, including shares purchased for you by the Plan Agent, and, if you vote by proxy, your proxy will include all such shares.


10 | Annual Report

As long as you participate in the Plan, the Plan Agent will hold the shares it has acquired for you in safekeeping, in its name or in the name of its nominee. This convenience provides added protection against loss, theft or inadvertent destruction of certificates. However, you may request that a certificate representing your Plan shares be issued to you.

You may withdraw from the Plan without penalty at any time by notifying the Plan Agent, in writing, at the address above. If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at current market price and send you a check for the proceeds.

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to the Plan Agent at the address noted above. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to determine if your nominee will participate in the Plan on your behalf.

The Fund or the Plan Agent may amend or terminate the Plan. You will receive written notice at least 90 days before the effective date of termination or of any amendment. In the case of termination, you will receive written notice at least 90 days before the record date of any dividend or capital gain distribution by the Fund.


                                                              Annual Report | 11

Franklin Universal Trust

FINANCIAL HIGHLIGHTS

                                                                       -----------------------------------------------------------
                                                                                           YEAR ENDED AUGUST 31,
                                                                         2006         2005         2004         2003        2002
                                                                       -----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ................................... $   7.12     $   6.48     $   5.67     $   5.13    $   7.32
                                                                       -----------------------------------------------------------
Income from investment operations a:

 Net investment income b .............................................     0.45         0.45         0.43         0.45        0.65

 Net realized and unrealized gains (losses) ..........................    (0.05)        0.59         0.74         0.59       (2.05)
                                                                       -----------------------------------------------------------
Total from investment operations .....................................     0.40         1.04         1.17         1.04       (1.40)
                                                                       -----------------------------------------------------------
Capital share repurchases ............................................     0.01           --           --           --          --
                                                                       -----------------------------------------------------------
Less distributions from net investment income ........................    (0.44)       (0.40)       (0.36)       (0.50)      (0.79)
                                                                       -----------------------------------------------------------
Net asset value, end of year ......................................... $   7.09     $   7.12     $   6.48     $   5.67    $   5.13
                                                                       ===========================================================
Market value, end of year c .......................................... $   6.52     $   6.22     $   5.65     $   5.20    $   6.37
                                                                       ===========================================================

Total return (based on market value per share) .......................    12.48%       17.49%       15.79%      (10.13)%    (13.68)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ...................................... $194,724     $198,861     $180,850     $158,364    $141,619

Ratios to average net assets:

 Expenses ............................................................     2.27% d      2.32% d      2.47% d      3.59%       4.05%

 Net investment income ...............................................     6.47%        6.49%        6.85%        8.68%      10.04%

Portfolio turnover rate ..............................................    32.95%       34.60%       46.35%       65.15%      17.38%

Total debt outstanding at end of year (000's) ........................ $ 55,000     $ 55,000     $ 55,000     $ 55,000    $ 60,000

Asset coverage per $1,000 of debt .................................... $  4,540     $  4,616     $  4,288     $  3,879    $  3,360

Average amount of senior fixed rate notes per share during the year .. $   1.97     $   1.97     $   1.97     $   1.87    $   2.65

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b     Based on average daily shares outstanding.

c     Based on the last sale on the New York Stock Exchange.

d     Benefit of expense reduction rounds to less than 0.01%.


12 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Universal Trust

STATEMENT OF INVESTMENTS, AUGUST 31, 2006

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     COUNTRY            SHARES             VALUE
------------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS 126.6%
        COMMON STOCKS 37.7%
        NON-ENERGY MINERALS 1.3%
        AngloGold Ashanti Ltd., ADR .........................................     South Africa          30,446         $  1,404,474
        Barrick Gold Corp. ..................................................        Canada             35,800            1,198,584
                                                                                                                       ------------
                                                                                                                          2,603,058
                                                                                                                       ------------
        PRODUCER MANUFACTURING 0.0% a
      b Harvard Industries Inc. .............................................     United States        109,618                  767
  b,c,d VS Holdings Inc. ....................................................     United States        181,875                   --
                                                                                                                       ------------
                                                                                                                                767
                                                                                                                       ------------
        UTILITIES 36.4%
        Alliant Energy Corp. ................................................     United States         55,000            2,012,450
        Ameren Corp. ........................................................     United States         40,000            2,142,000
        American Electric Power Co. Inc. ....................................     United States         30,000            1,094,400
        Atmos Energy Corp. ..................................................     United States         85,000            2,448,000
        CenterPoint Energy Inc. .............................................     United States        226,600            3,274,370
        Constellation Energy Group ..........................................     United States         55,000            3,304,950
        Dominion Resources Inc. .............................................     United States         70,000            5,592,300
        DTE Energy Co. ......................................................     United States         45,000            1,878,300
        Duke Energy Corp. ...................................................     United States        124,700            3,741,000
        Edison International ................................................     United States         65,000            2,836,600
        Energy East Corp. ...................................................     United States         42,000            1,018,500
        Entergy Corp. .......................................................     United States         50,500            3,921,325
        Exelon Corp. ........................................................     United States        104,000            6,341,920
        FirstEnergy Corp. ...................................................     United States         75,000            4,279,500
        FPL Group Inc. ......................................................     United States        140,000            6,223,000
        NiSource Inc. .......................................................     United States         80,000            1,693,600
        NSTAR ...............................................................     United States         37,800            1,244,754
        ONEOK Inc. ..........................................................     United States         22,600              864,902
        Pinnacle West Capital Corp. .........................................     United States         76,000            3,491,440
        Progress Energy Inc. ................................................     United States         70,000            3,103,100
        Public Service Enterprise Group Inc. ................................     United States         47,250            3,308,445
        Sempra Energy .......................................................     United States         24,700            1,228,084
        The Southern Co. ....................................................     United States        170,000            5,825,900
                                                                                                                       ------------
                                                                                                                         70,868,840
                                                                                                                       ------------
        TOTAL COMMON STOCKS (COST $51,770,807) ..............................                                            73,472,665
                                                                                                                       ------------
        PREFERRED STOCK (COST $4,000,000) 0.0% a
        PROCESS INDUSTRIES 0.0% a
c,d,e,f Asia Pulp & Paper Co. Ltd., 12.00%, pfd., Perpetual .................       Indonesia        4,000,000               44,000
                                                                                                                       ------------

                                                                                                  ------------------
                                                                                                  PRINCIPAL AMOUNT g
                                                                                                  ------------------
        CORPORATE BONDS 86.7%
        COMMERCIAL SERVICES 8.1%
        Corrections Corp. of America, senior note, 7.50%, 5/01/11 ...........     United States      2,300,000            2,360,375
        Dex Media West LLC, senior sub. note, 9.875%, 8/15/13 ...............     United States      2,342,000            2,526,433
        Iron Mountain Inc., senior sub. note, 8.75%, 7/15/18 ................     United States      2,400,000            2,466,000
        JohnsonDiversey Inc., senior sub. note, B, 9.625%, 5/15/12 ..........     United States      3,000,000            2,970,000
      h Lamar Media Corp., senior sub. note, 144A, 6.625%, 8/15/15 ..........     United States      2,500,000            2,356,250


                                                              Annual Report | 13

Franklin Universal Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     COUNTRY      PRINCIPAL AMOUNT g       VALUE
------------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONTINUED)
  CORPORATE BONDS (CONTINUED)
  COMMERCIAL SERVICES (CONTINUED)
  R.H. Donnelley Corp., senior note, 8.875%, 1/15/16 ........................     United States        700,000         $    693,000
  United Rentals North America Inc., senior sub. note, 7.75%,
   11/15/13 .................................................................     United States      2,500,000            2,406,250
                                                                                                                       ------------
                                                                                                                         15,778,308
                                                                                                                       ------------
  COMMUNICATIONS 9.4%
  Dobson Cellular Systems Inc., senior secured note, 9.875%,
   11/01/12 .................................................................     United States      1,900,000            2,037,750
  Inmarsat Finance II PLC, senior note, zero cpn. to 11/15/08, 10.375%
   thereafter, 11/15/12 .....................................................     United Kingdom     2,700,000            2,369,250
  Intelsat Bermuda Ltd., senior note, 8.25%, 1/15/13 ........................        Bermuda         2,700,000            2,706,750
  Millicom International Cellular SA, senior note, 10.00%, 12/01/13 .........       Luxembourg       2,300,000            2,478,250
  Qwest Communications International Inc., senior note, 7.50%,
   2/15/14 ..................................................................     United States      2,000,000            1,992,500
  Rogers Wireless Inc., senior secured note, 7.25%, 12/15/12 ................         Canada         1,600,000            1,658,000
h Wind Acquisition Finance SA, senior note, 144A, 10.75%,
   12/01/15 .................................................................         Italy          2,700,000            2,946,375
h Windstream Corp., senior note, 144A, 8.625%, 8/01/16 ......................     United States      1,900,000            2,018,750
                                                                                                                       ------------
                                                                                                                         18,207,625
                                                                                                                       ------------
  CONSUMER DURABLES 7.5%
h Beazer Homes USA Inc., senior note, 144A, 8.125%, 6/15/16 .................     United States      2,000,000            1,920,000
  Ford Motor Credit Co.,
   5.625%, 10/01/08 .........................................................     United States      2,000,000            1,929,814
   9.875%, 8/10/11 ..........................................................     United States        500,000              522,907
  General Motors Acceptance Corp., 6.875%, 8/28/12 ..........................     United States      2,700,000            2,638,926
  General Motors Corp., senior deb., 8.25%, 7/15/23 .........................     United States      1,000,000              835,000
  Jostens IH Corp., senior sub. note, 7.625%, 10/01/12 ......................     United States      1,400,000            1,379,000
  KB Home, senior note,
   6.25%, 6/15/15 ...........................................................     United States      1,200,000            1,087,727
   7.25%, 6/15/18 ...........................................................     United States      1,300,000            1,229,870
  Simmons Bedding Co., senior sub. note, 7.875%, 1/15/14 ....................     United States        400,000              388,000
h Visant Holding Corp., senior note, 144A, 8.75%, 12/01/13 ..................     United States      1,100,000            1,083,500
  William Lyon Homes Inc., senior note, 7.625%, 12/15/12 ....................     United States      1,900,000            1,546,125
                                                                                                                       ------------
                                                                                                                         14,560,869
                                                                                                                       ------------
  CONSUMER NON-DURABLES 4.1%
h Reynolds American Inc., senior secured note, 144A, 7.625%,
   6/01/16 ..................................................................     United States      2,500,000            2,620,890
  Smithfield Foods Inc., senior note,
   7.00%, 8/01/11 ...........................................................     United States      2,000,000            2,017,500
   7.75%, 5/15/13 ...........................................................     United States      1,000,000            1,027,500
  Spectrum Brands Inc., senior sub. note, 7.375%, 2/01/15 ...................     United States      3,000,000            2,340,000
                                                                                                                       ------------
                                                                                                                          8,005,890
                                                                                                                       ------------


14 | Annual Report

Franklin Universal Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     COUNTRY      PRINCIPAL AMOUNT g       VALUE
------------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      CORPORATE BONDS (CONTINUED)
      CONSUMER SERVICES 11.5%
c,d,e Atherton Franchise Capital, 13.073%, 12/01/08 .........................     United States        724,762         $     28,990
      Cablevision Systems Corp., senior note, B, 8.00%, 4/15/12 .............     United States      2,500,000            2,525,000
      CanWest Media Inc., senior sub. note, 8.00%, 9/15/12 ..................         Canada         2,000,000            1,945,000
      CCH II LLC, senior note, 10.25%, 9/15/10 ..............................     United States      2,500,000            2,543,750
      DIRECTV Holdings LLC, senior note, 8.375%, 3/15/13 ....................     United States      1,283,000            1,353,565
    h EchoStar DBS Corp., senior note, 144A, 7.125%, 2/01/16 ................     United States      2,500,000            2,446,875
      LIN Television Corp., senior sub. note, 6.50%, 5/15/13 ................     United States      1,500,000            1,391,250
    h MGM MIRAGE Inc., senior note, 144A, 6.875%, 4/01/16 ...................     United States      2,500,000            2,384,375
      Quebecor Media Inc., senior note, 7.75%, 3/15/16 ......................         Canada         1,400,000            1,393,000
      Radio One Inc., senior sub. note, 6.375%, 2/15/13 .....................     United States      1,700,000            1,547,000
      Royal Caribbean Cruises Ltd., senior note,
       8.00%, 5/15/10 .......................................................     United States      1,200,000            1,269,961
       6.875%, 12/01/13 .....................................................     United States        800,000              802,265
      Station Casinos Inc.,
       senior note, 6.00%, 4/01/12 ..........................................     United States        500,000              480,625
       senior sub. note, 6.50%, 2/01/14 .....................................     United States        300,000              281,250
       senior sub. note, 6.875%, 3/01/16 ....................................     United States      2,200,000            2,048,750
                                                                                                                       ------------
                                                                                                                         22,441,656
                                                                                                                       ------------
      ELECTRONIC TECHNOLOGY 4.5%
      DRS Technologies Inc., senior sub. note, 7.625%, 2/01/18 ..............     United States      1,800,000            1,809,000
      L-3 Communications Corp., senior sub. note, 6.375%, 10/15/15 ..........     United States      2,800,000            2,709,000
      Sanmina-SCI Corp., senior sub. note,
       6.75%, 3/01/13 .......................................................     United States      2,000,000            1,925,000
       8.125%, 3/01/16 ......................................................     United States        400,000              392,000
      Solectron Global Finance Ltd., senior sub. note, 8.00%, 3/15/16 .......     United States      2,000,000            1,955,000
                                                                                                                       ------------
                                                                                                                          8,790,000
                                                                                                                       ------------
      ENERGY MINERALS 5.7%
      Chesapeake Energy Corp., senior note, 6.25%, 1/15/18 ..................     United States      2,500,000            2,318,750
    h Mariner Energy Inc., senior note, 144A, 7.50%, 4/15/13 ................     United States      2,500,000            2,443,750
      Massey Energy Co., senior note, 6.875%, 12/15/13 ......................     United States      2,500,000            2,331,250
      Plains Exploration & Production Co., senior note, 7.125%, 6/15/14 .....     United States      1,700,000            1,751,000
      Pogo Producing Co., senior sub. note,
       h 144A, 7.875%, 5/01/13 ..............................................     United States        300,000              307,500
         6.875%, 10/01/17 ...................................................     United States      2,000,000            1,915,000
                                                                                                                       ------------
                                                                                                                         11,067,250
                                                                                                                       ------------
      HEALTH SERVICES 5.1%
      DaVita Inc., senior sub. note, 7.25%, 3/15/15 .........................     United States      2,700,000            2,659,500
      HCA Inc., 6.50%, 2/15/16 ..............................................     United States      2,300,000            1,822,750
      Tenet Healthcare Corp., senior note, 7.375%, 2/01/13 ..................     United States      3,000,000            2,685,000
      Vanguard Health Holding Co. II LLC, senior sub. note, 9.00%,
       10/01/14 .............................................................     United States      2,800,000            2,730,000
                                                                                                                       ------------
                                                                                                                          9,897,250
                                                                                                                       ------------


                                                              Annual Report | 15

Franklin Universal Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     COUNTRY      PRINCIPAL AMOUNT g       VALUE
------------------------------------------------------------------------------------------------------------------------------------
        LONG TERM INVESTMENTS (CONTINUED)
        CORPORATE BONDS (CONTINUED)
        INDUSTRIAL SERVICES 3.9%
        Allied Waste North America Inc., senior secured note,
          6.50%, 11/15/10 ...................................................     United States      1,100,000         $  1,086,250
          B, 5.75%, 2/15/11 .................................................     United States        900,000              859,500
        Copano Energy LLC, senior note, 8.125%, 3/01/16 .....................     United States      1,200,000            1,221,000
        Hanover Equipment Trust 01, senior secured note, B, 8.75%,
         9/01/11 ............................................................     United States      2,500,000            2,612,500
        Markwest Energy Partners, senior note, 6.875%, 11/01/14 .............     United States      2,000,000            1,885,000
                                                                                                                       ------------
                                                                                                                          7,664,250
                                                                                                                       ------------
        NON-ENERGY MINERALS 0.8%
      h Novelis Inc., senior note, 144A, 7.25%, 2/15/15 .....................        Canada          1,700,000            1,623,500
                                                                                                                       ------------
        PROCESS INDUSTRIES 10.3%
        Abitibi-Consolidated Co. of Canada, senior note, 8.375%, 4/01/15 ....        Canada          1,500,000            1,372,500
      h Basell AF SCA, senior note, 144A, 8.375%, 8/15/15 ...................        Germany         1,200,000            1,207,500
        BCP Crystal Holdings Corp., senior sub. note, 9.625%, 6/15/14 .......     United States      1,785,000            1,943,418
        Buckeye Technologies Inc., senior sub. note, 8.00%, 10/15/10 ........     United States      1,400,000            1,323,000
        Crown Americas Inc., senior note, 7.75%, 11/15/15 ...................     United States      3,000,000            3,030,000
        JSG Funding PLC, senior sub. note, 7.75%, 4/01/15 ...................        Ireland         3,000,000            2,745,000
        Nalco Co., senior sub. note, 8.875%, 11/15/13 .......................     United States      2,000,000            2,070,000
        Owens-Brockway Glass Container Inc., senior note, 6.75%,
         12/01/14 ...........................................................     United States      2,000,000            1,870,000
b,c,d,f Pindo Deli Finance Mauritius Ltd., 144A,
         i FRN, 6.00%, 4/29/15 ..............................................       Indonesia          339,219               76,969
         i FRN, 5.664%, 4/29/18 .............................................       Indonesia          882,036              200,134
           zero cpn., 4/29/25 ...............................................       Indonesia        1,822,397              413,502
        Rhodia SA, senior note, 10.25%, 6/01/10                                      France          2,000,000            2,205,000
      h Verso Paper Holdings LLC, senior secured note, 144A, 9.125%,
         8/01/14 ............................................................     United States      1,500,000            1,500,000
                                                                                                                       ------------
                                                                                                                         19,957,023
                                                                                                                       ------------
        PRODUCER MANUFACTURING 3.8%
        Case New Holland Inc., senior note, 9.25%, 8/01/11 ..................     United States      3,000,000            3,195,000
        Milacron Escrow Corp., senior secured note, 11.50%, 5/15/11 .........     United States        400,000              384,000
      h RBS Global & Rexnord Corp., senior note, 144A, 9.50%, 8/01/14 .......     United States      2,000,000            2,020,000
        TRW Automotive Inc., senior note, 9.375%, 2/15/13 ...................     United States      1,701,000            1,824,323
                                                                                                                       ------------
                                                                                                                          7,423,323
                                                                                                                       ------------

16 | Annual Report

Franklin Universal Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     COUNTRY      PRINCIPAL AMOUNT g       VALUE
------------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      CORPORATE BONDS (CONTINUED)
      REAL ESTATE INVESTMENT TRUST 1.6%
      Host Marriott LP, senior note,
        M, 7.00%, 8/15/12 ...................................................     United States      2,500,000         $  2,531,250
        O, 6.375%, 3/15/15 ..................................................     United States        500,000              482,500
                                                                                                                       ------------
                                                                                                                          3,013,750
                                                                                                                       ------------
      RETAIL TRADE 2.8%
      GSC Holdings Corp., senior note, 8.00%, 10/01/12 ......................     United States      2,500,000            2,565,625
    h Rite Aid Corp., senior note, 144A, 6.125%, 12/15/08 ...................     United States      3,000,000            2,917,500
                                                                                                                       ------------
                                                                                                                          5,483,125
                                                                                                                       ------------
      TECHNOLOGY SERVICES 1.5%
    e PSINet Inc.,
        10.50%, 12/01/06 ....................................................     United States        700,000                7,000
        senior note, 11.00%, 8/01/09 ........................................     United States      3,250,000               32,500
      SunGard Data Systems Inc.,
        senior note, 9.125%, 8/15/13 ........................................     United States        900,000              933,750
        senior sub note, 10.25%, 8/15/15 ....................................     United States      1,900,000            1,949,875
                                                                                                                       ------------
                                                                                                                          2,923,125
                                                                                                                       ------------
      TRANSPORTATION 0.6%
      Great Lakes Dredge & Dock Co., senior sub. note, 7.75%, 12/15/13 ......     United States      1,200,000            1,125,000
                                                                                                                       ------------
      UTILITIES 5.5%
      Aquila Inc., senior note, 14.875%, 7/01/12 ............................     United States      2,000,000            2,650,000
e,f,h Calpine Corp., senior secured note, 144A, 8.75%, 7/15/13 ..............     United States        900,000              895,500
      Dynegy Holdings Inc., senior note, 8.75%, 2/15/12 .....................     United States      2,600,000            2,665,000
      Midwest Generation LLC, senior secured note, 8.75%, 5/01/34 ...........     United States      2,600,000            2,782,000
      NRG Energy Inc., senior note, 7.375%, 2/01/16 .........................     United States      1,800,000            1,777,500
                                                                                                                       ------------
                                                                                                                         10,770,000
                                                                                                                       ------------
      TOTAL CORPORATE BONDS (COST $172,458,595) .............................                                           168,731,944
                                                                                                                       ------------
      FOREIGN GOVERNMENT AND AGENCY SECURITIES 2.2%
      GOVERNMENT BONDS 2.2%
      Eskom, E168, 11.00%, 6/01/08 ..........................................     South Africa       2,350,000 ZAR          336,711
      Government of Mexico, 11.375%, 9/15/16 ................................        Mexico          2,750,000            3,946,525
                                                                                                                       ------------
      TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES
       (COST $3,513,788) ....................................................                                             4,283,236
                                                                                                                       ------------
      TOTAL LONG TERM INVESTMENTS (COST $231,743,190) .......................                                           246,531,845
                                                                                                                       ------------


                                                              Annual Report | 17

Franklin Universal Trust

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     COUNTRY            SHARES             VALUE
------------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENT (COST $33,862) 0.0% a
  MONEY MARKET FUND 0.0% a

j Franklin Institutional Fiduciary Trust Money Market Portfolio, 4.99% ......     United States         33,862         $     33,862
                                                                                                                       ------------
  TOTAL INVESTMENTS (COST $231,777,052) 126.6% ..............................                                           246,565,707
  NOTES PAYABLE (28.2)% .....................................................                                           (55,000,000)
  OTHER ASSETS, LESS LIABILITIES 1.6% .......................................                                             3,158,708
                                                                                                                       ------------
  NET ASSETS 100.0% .........................................................                                          $194,724,415
                                                                                                                       ============

CURRENCY ABBREVIATIONS

ZAR - South African Rand

SELECTED PORTFOLIO ABBREVIATIONS

ADR - American Depository Receipt
FRN - Floating Rate Note

a     Rounds to less than 0.1% of net assets.

b     Non-income producing for the twelve months ended August 31, 2006.

c Security has been deemed illiquid because it may not be able to be sold within seven days. At August 31, 2006, the aggregate value of these securities was $763,595, representing 0.39% of net assets.

d     See Note 10 regarding restricted securities.

e     See Note 9 regarding defaulted securities.

f     See Note 11 regarding other considerations.

g     The principal amount is stated in U.S. dollars unless otherwise indicated.

h Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At August 31, 2006, the aggregate value of these securities was $30,692,265, representing 15.76% of net assets.

i     The coupon rate shown represents the rate at period end.

j See Note 8 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


18 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Universal Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2006

Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ..................................   $231,743,190
  Cost - Sweep Money Fund (Note 8) .............................         33,862
                                                                   ------------
  Total cost of investments ....................................   $231,777,052
                                                                   ============
  Value - Unaffiliated issuers .................................   $246,531,845
  Value - Sweep Money Fund (Note 8) ............................         33,862
                                                                   ------------
  Total value of investments ...................................    246,565,707
 Cash ..........................................................      1,117,800
 Receivables:
  Dividends and interest .......................................      3,753,529
 Note issuance costs (Note 3) ..................................         85,043
 Other (Note 12) ...............................................          1,406
                                                                   ------------
        Total assets ...........................................    251,523,485
                                                                   ------------
Liabilities:
 Payables:
  Affiliates ...................................................        154,387
  Distributions to shareholders ................................      1,043,548
 Senior fixed rate notes (Note 3) ..............................     55,000,000
 Deferred sale proceeds (Note 11) ..............................        562,762
 Accrued expenses and other liabilities ........................         38,373
                                                                   ------------
        Total liabilities ......................................     56,799,070
                                                                   ------------
          Net assets, at value .................................   $194,724,415
                                                                   ============
Net assets consist of:
 Paid-in capital ...............................................   $251,873,203
 Undistributed net investment income ...........................      2,307,162
 Net unrealized appreciation (depreciation) ....................     14,788,535
 Accumulated net realized gain (loss) ..........................    (74,244,485)
                                                                   ------------
          Net assets, at value .................................   $194,724,415
                                                                   ============
Shares outstanding .............................................     27,461,794
                                                                   ============
Net asset value per share ......................................   $       7.09
                                                                   ============


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 19

Franklin Universal Trust

STATEMENT OF OPERATIONS
for the year ended August 31, 2006

Investment income:
 Dividends:
  Unaffiliated issuers ............................................................   $ 2,634,477
  Sweep Money Fund (Note 8) .......................................................        95,823
 Interest .........................................................................    14,228,273
 Other income (Note 12) ...........................................................         1,406
                                                                                      -----------
        Total investment income ...................................................    16,959,979
                                                                                      -----------
Expenses:
 Management fees (Note 4a) ........................................................     1,858,794
 Interest expense (Note 3) ........................................................     2,277,000
 Transfer agent fees ..............................................................        95,611
 Custodian fees (Note 5) ..........................................................         8,206
 Reports to shareholders ..........................................................        37,625
 Professional fees ................................................................        32,813
 Trustees' fees and expenses ......................................................        17,756
 Amortization of note issuance costs (Note 3) .....................................        39,931
 Other ............................................................................        38,480
                                                                                      -----------
        Total expenses ............................................................     4,406,216
        Expense reductions (Note 5) ...............................................        (2,453)
                                                                                      -----------
          Net expenses ............................................................     4,403,763
                                                                                      -----------
           Net investment income ..................................................    12,556,216
                                                                                      -----------
Realized and unrealized gains (losses)
 Net realized gain (loss) from:
  Investments .....................................................................     6,141,772
  Foreign currency transactions ...................................................        (1,748)
                                                                                      -----------
           Net realized gain (loss) ...............................................     6,140,024
                                                                                      -----------
Net change in unrealized appreciation (depreciation) on:
  Investments .....................................................................    (7,530,357)
  Translation of assets and liabilities denominated in foreign currencies .........          (356)
                                                                                      -----------
           Net change in unrealized appreciation (depreciation) ...................    (7,530,713)
                                                                                      -----------
Net realized and unrealized gain (loss) ...........................................    (1,390,689)
                                                                                      -----------
Net increase (decrease) in net assets resulting from operations ...................   $11,165,527
                                                                                      ===========


20 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Universal Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                      ----------------------------
                                                                                                          YEAR ENDED AUGUST 31,
                                                                                                          2006            2005
                                                                                                      ----------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...........................................................................   $ 12,556,216    $ 12,446,427
  Net realized gain (loss) from investments and foreign currency transactions .....................      6,140,024     (10,744,784)
  Net change in unrealized appreciation (depreciation) on investments and translation of assets
    and liabilities denominated in foreign currencies .............................................     (7,530,713)     27,478,435
                                                                                                      ----------------------------
        Net increase (decrease) in net assets resulting from operations ...........................     11,165,527      29,180,078
 Distribution to shareholders from net investment income ..........................................    (12,359,649)    (11,169,717)
 Capital share transactions (Note 2) ..............................................................     (2,942,222)             --
                                                                                                      ----------------------------
        Net increase (decrease) in net assets .....................................................     (4,136,344)     18,010,361
Net assets:
 Beginning of year ................................................................................    198,860,759     180,850,398
                                                                                                      ----------------------------
 End of year ......................................................................................   $194,724,415    $198,860,759
                                                                                                      ============================
Undistributed net investment income included in net assets:
 End of year ......................................................................................   $  2,307,162    $  2,069,849
                                                                                                      ============================


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 21

Franklin Universal Trust

STATEMENT OF CASH FLOWS
for the year ended August 31, 2006

Cash flow from operating activities:
 Dividends and interest received ..................................................................   $ 16,142,278
 Operating expenses paid ..........................................................................     (2,134,829)
 Interest expense paid ............................................................................     (2,277,000)
 Purchases of long-term investments ...............................................................    (81,021,864)
 Sales and maturities of long-term investments ....................................................     83,896,436
 Net sales of short-term investments ..............................................................      1,745,702
                                                                                                      ------------
  Cash provided - operating activities ............................................................     16,350,723
                                                                                                      ------------
Cash flow from financing activities:
 Open-market share transactions ...................................................................     (2,942,222)
 Distributions to shareholders ....................................................................    (12,293,451)
                                                                                                      ------------
  Cash used - financing activities ................................................................    (15,235,673)
                                                                                                      ------------
Net increase (decrease) in cash ...................................................................      1,115,050
Cash at beginning of year .........................................................................          2,750
                                                                                                      ------------
Cash at end of year ...............................................................................   $  1,117,800
                                                                                                      ============
RECONCILIATION OF NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATING ACTIVITIES
FOR THE YEAR ENDED AUGUST 31, 2006

Net increase (decrease) in net assets resulting from operating activities .........................   $ 11,165,527
 Adjustments to reconcile net increase (decrease) in net assets resulting from operating activities to net cash provided by operating activities:
    Amortization of note issuance costs ...........................................................         39,931
    Amortization income ...........................................................................       (471,322)
    Reinvested dividends from Sweep Money Fund ....................................................        (95,823)
    Interest income on bond restructurings and other investment transactions ......................         18,235
    Increase in dividends and interest receivable .................................................       (267,385)
    Increase in other receivables .................................................................         (1,406)
    Decrease in other liabilities .................................................................        (47,997)
    Increase in cost of investments ...............................................................     (1,519,750)
    Decrease in unrealized appreciation on investments ............................................      7,530,713
                                                                                                      ------------
Net cash provided by operating activities .........................................................   $ 16,350,723
                                                                                                      ============


22 | The accompanying notes are an integral part of these financial statements.
   | Annual Report

Franklin Universal Trust

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Universal Trust (the Fund) is registered under the Investment Company Act of 1940 (1940 Act) as a diversified, closed-end investment company. The Fund has two classes of securities: senior fixed-rate notes (the Notes) and shares of beneficial interest (the Shares).

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a


                                                              Annual Report | 23

Franklin Universal Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


24 | Annual Report

Franklin Universal Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

On January 18, 2006, the Board of Trustees of the Fund authorized management to implement an open-market share repurchase program pursuant to which the Fund may purchase, from time to time up to 10% of the Fund's common shares in open-market transactions, at the discretion of management. The authorization remains in effect.


                                                              Annual Report | 25

Franklin Universal Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

At August 31, 2006, there were an unlimited number of shares authorized ($0.01 par value). During the year ended August 31, 2006, 462,500 shares were repurchased for $2,942,222. The weighted average discount of market price to net asset value of shares repurchased during the year ended August 31, 2006 was 8.35%. During the years ended August 31, 2006 and 2005, all reinvested distributions were satisfied with previously issued shares purchased in the open market.

3. SENIOR FIXED RATE NOTES

On August 29, 2003, the Fund issued $55 million principal amount of a new class of five-year Notes. The Notes are general unsecured obligations of the Fund and rank senior to trust shares and all existing or future unsecured indebtedness of the Fund.

The Notes bear interest, payable semi-annually, at the rate of 4.14% per year, to maturity on August 29, 2008. The Fund may prepay the Notes at any time; therefore, market value approximates the principal amount of the Notes. The Fund is required to maintain on a monthly basis a specified discounted asset value for its portfolio in compliance with guidelines established by Standard & Poor's Corporation, and is required to maintain asset coverage for the Notes of at least 300%. The Fund has met these requirements during the year ended August 31, 2006.

The issuance costs of $200,000 incurred by the Fund are deferred and amortized on an interest method basis over the term of the Notes.

4. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

--------------------------------------------------------------------------------
SUBSIDIARY                                             AFFILIATION
--------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                     Investment Manager
Franklin Templeton Services, LLC (FT Services)         Admistrative Manager

A. MANAGEMENT FEES

The Fund pays an investment management fee to Advisers of 0.75% per year of the average weekly net assets plus the principal amount of the Notes.

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.


26 | Annual Report

Franklin Universal Trust

5. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2006, the custodian fees were reduced as noted in the Statement of Operations.

6. INCOME TAXES

At August 31, 2006, the Fund had tax basis capital losses which may be carried over to offset future capital gains, if any. At August 31, 2006, the capital loss carryforwards were as follows:

Capital loss carryforwards expiring in:
 2008 ............................................    $ 5,088,195
 2009 ............................................      1,167,255
 2010 ............................................      6,827,086
 2011 ............................................     34,372,527
 2012 ............................................     18,676,213
 2013 ............................................      3,246,257
 2014 ............................................      4,662,560
                                                      -----------
                                                      $74,040,093
                                                      ===========

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At August 31, 2006, the Fund deferred realized currency losses of $175,531.

The tax character of distributions paid during the years ended August 31, 2006 and 2005, was as follows:

                                                      --------------------------
                                                          2006           2005
                                                      --------------------------
Distributions paid from ordinary income ...........   $12,359,649    $11,169,717

At August 31, 2006, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ............................................   $232,028,195
                                                                   ============

Unrealized appreciation ........................................   $ 31,289,277
Unrealized depreciation ........................................    (16,751,765)
                                                                   ------------
Net unrealized appreciation (depreciation) .....................   $ 14,537,512
                                                                   ============

Distributable earnings - undistributed ordinary income .........   $  3,722,929
                                                                   ============


                                                              Annual Report | 27

Franklin Universal Trust

6. INCOME TAXES (CONTINUED)

Net investment income and net realized gains (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, and bond discounts and premiums.

7. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2006, aggregated $81,021,864 and $83,624,878, respectively.

8. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

9. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 67.91% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At August 31, 2006, the aggregate value of these securities was $1,007,990, representing 0.41% of the Fund's portfolio. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

10. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (the 1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund has registration rights for certain restricted securities held at period end. The issuer generally incurs all registration costs.


28 | Annual Report

Franklin Universal Trust

10. RESTRICTED SECURITIES (CONTINUED)

At August 31, 2006, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Trustees as reflecting fair value, as follows:

---------------------------------------------------------------------------------------------------------------
PRINCIPAL AMOUNT/                                                        ACQUISITION
     SHARES           ISSUER                                                 DATE          COST          VALUE
---------------------------------------------------------------------------------------------------------------
    4,000,000         Asia Pulp & Paper Co Ltd., 12.00%, pfd.,
                       Perpetual ....................................       2/14/97     $4,000,000     $ 44,000
      724,762         Atherton Franchise Capital, 13.073%,
                       12/01/08 .....................................       4/28/94        724,762       28,990
      339,219         Pindo Deli Finance Mauritius Ltd., 144A, FRN,
                       6.00%, 4/29/15 ...............................       4/29/05         78,821       76,969
      882,036         Pindo Deli Finance Mauritius Ltd., 144A, FRN,
                       5.664%, 4/29/18 ..............................       4/29/05        204,950      200,134
    1,822,397         Pindo Deli Finance Mauritius Ltd., 144A,
                       zero cpn., 4/29/25 ...........................       4/29/05        423,452      413,502
      181,875         VS Holdings Inc. ..............................       12/06/01       181,875           --
                                                                                                       --------
                      TOTAL RESTRICTED SECURITIES (0.39% OF NET ASSETS) ..........................     $763,595
                                                                                                       ========

11. OTHER CONSIDERATIONS

Subject to certain terms and conditions, the Fund has agreed to sell its holdings in Asia Pulp & Paper Co., Ltd. and Pindo Deli Finance Mauritius Ltd. in November 2006. Until the completion of the sale, the transaction is being accounted for as a secured borrowing with a pledge of collateral. Any preliminary sales proceeds or other interest and cash distributions received are deferred until the completion of the transaction and are recorded as part of the net sales proceeds.

Directors or employees of Advisers, as the Fund's Investment Manager, may serve as members of various bondholders' steering committees, on credit committees, or may represent the Fund in certain corporate restructuring negotiations. At August 31, 2006, such individuals serve in one or more of these capacities for Calpine Corp. As a result of this involvement, such individuals may be in possession of certain material non-public information. If the Fund's Investment Manager, while in possession of such information, seeks to buy or sell any of these securities, it will comply with all applicable federal securities laws.

12. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.


                                                              Annual Report | 29

Franklin Universal Trust

12. REGULATORY MATTERS (CONTINUED)

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop separate plans for the distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed.

On June 23, 2006, the SEC approved the IDC's proposed plan of distribution arising from the December 13, 2004 SEC Order. The Fund recorded the settlement as other income and disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC's order and the plan was completed in September 2006.

The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC's market timing investigation and has submitted that plan to the SEC staff, where it is under review. The SEC has announced the following expected schedule with respect to the market timing Plan of Distribution. The SEC anticipates that Notice of the Plan will be published on or after November 15, 2006. After publication and comment, the proposed Distribution Plan will be submitted to the SEC for approval. When the SEC approves the proposed Distribution Plan, with modifications as appropriate, distributions will begin pursuant to that Plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.


30 | Annual Report

Franklin Universal Trust

13. NEW ACCOUNTING PRONOUNCEMENT

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The Fund is currently evaluating the impact, if any, of applying the various provisions of FIN 48.


                                                              Annual Report | 31

Franklin Universal Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN UNIVERSAL TRUST

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Franklin Universal Trust (the "Fund") at August 31, 2006, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 18, 2006


32 | Annual Report

Franklin Universal Trust

TAX DESIGNATION (UNAUDITED)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund designates 15.44% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 2006.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $2,513,783 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2006. In January 2007, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2006. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $8,646,926 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2006.


                                                              Annual Report | 33

Franklin Universal Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupation during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION     TIME SERVED     BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)            Trustee      Since 1988      143                         Director, Bar-S Foods (meat packing
One Franklin Parkway                                                                        company).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (1928)           Trustee      Since 2000      59                          None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems
(CALPERS); and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of
California; and Chief Counsel, California Department of Transportation.
------------------------------------------------------------------------------------------------------------------------------------
***S. JOSEPH FORTUNATO (1932)      Trustee      Since 1989      144                         None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)            Trustee      Since 2004      139                         Director, Hess Corporation (formerly,
One Franklin Parkway                                                                        Amerada Hess Corporation) (explo-
San Mateo, CA 94403-1906                                                                    ration and refining of oil and gas),
                                                                                            H.J. Heinz Company (processed foods
                                                                                            and allied products), RTI International
                                                                                            Metals, Inc. (manufacture and dis-
                                                                                            tribution of titanium), Canadian
                                                                                            National Railway (railroad) and White
                                                                                            Mountains Insurance Group, Ltd.
                                                                                            (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------


34 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION     TIME SERVED     BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)           Trustee      Since 1988      118                         Director, Center for Creative Land
One Franklin Parkway                                                                        Recycling (redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------
***GORDON S. MACKLIN (1928)        Trustee      Since 1993      143                         Director, MedImmune, Inc. (biotech-
500 East Broward Blvd.                                                                      nology) and Overstock.com (Internet
Suite 2100                                                                                  services); and FORMERLY, Director, MCI
Fort Lauderdale, FL 33394-3091                                                              Communication Corporation (subse-
                                                                                            quently known as MCI WorldCom,
                                                                                            Inc. and WorldCom, Inc.) (communi-
                                                                                            cations services) (1988-2002), White
                                                                                            Mountains Insurance Group, Ltd.
                                                                                            (holding company) (1987-2004),
                                                                                            Spacehab, Inc. (aerospace services)
                                                                                            (1994-2003) and Martek Biosciences
                                                                                            Corporation (1998-2006).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; Senior Business Advisor, Martek Biosciences Corporation (research and development); and FORMERLY,
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company) (2001-2004); Chairman, White River Corporation (financial services) (1993-1998) and Hambrecht & Quist Group (investment banking) (1987-1992); and President, National Association of
Securities Dealers, Inc. (1970-1987).
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)              Trustee      Since 2005      102                         Director, Hess Corporation (formerly,
One Franklin Parkway                                                                        Amerada Hess Corporation) (explo-
San Mateo, CA 94403-1906                                                                    ration and refining of oil and gas) and
                                                                                            Sentient Jet (private jet service); and
                                                                                            FORMERLY, Director, Becton Dickinson
                                                                                            and Company (medical technology),
                                                                                            Cooper Industries, Inc. (electrical
                                                                                            products and tools and hardware),
                                                                                            Health Net, Inc. (formerly Foundation
                                                                                            Health) (integrated managed care),
                                                                                            The Hertz Corporation, Pacific
                                                                                            Southwest Airlines, the RCA
                                                                                            Corporation, Unicom (formerly,
                                                                                            Commonwealth Edison), UAL
                                                                                            Corporation (airlines) and White
                                                                                            Mountains Insurance Group, Ltd.
                                                                                            (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 35

------------------------------------------------------------------------------------------------------------------------------------
                                                                           NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION          TIME SERVED           BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
****JOHN B. WILSON (1959)          Trustee           Since February        41                           None
One Franklin Parkway                                 2006
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and FORMERLY, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Executive Vice President - Finance Strategy, Staples, Inc. (office supplies) (1992-1996); Executive Vice President - Corporate
Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (1986-1990).
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                           NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION          TIME SERVED           BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**EDWARD B. JAMIESON (1948)        Trustee,          Trustee, President    1                            None
One Franklin Parkway               President and     since 1993 and
San Mateo, CA 94403-1906           Chief             Chief Executive
                                   Executive         Officer -
                                   Officer -         Investment
                                   Investment        Management
                                   Management        since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Franklin Advisers, Inc.; officer and/or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of four of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)        Trustee and       Trustee since         143                          None
One Franklin Parkway               Chairman of       1988 and
San Mateo, CA 94403-1906           the Board         Chairman of the
                                                     Board since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton
Distributors, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (1940)    Trustee and       Since 1988            127                          None
One Franklin Parkway               Senior Vice
San Mateo, CA 94403-1906           President

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and
officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


36 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                           NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION          TIME SERVED           BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (1945)             Vice President    Since 1988            Not Applicable               Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)              Chief             Since 2004            Not Applicable               Not Applicable
One Franklin Parkway               Compliance
San Mateo, CA 94403-1906           Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)             Treasurer         Since 2004            Not Applicable               Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; officer of 31 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)            Senior Vice       Since 2002            Not Applicable               Not Applicable
500 East Broward Blvd.             President and
Suite 2100                         Chief
Fort Lauderdale, FL 33394-3091     Executive
                                   Officer -
                                   Finance and
                                   Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)               Vice President    Since 2000            Not Applicable               Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 37

------------------------------------------------------------------------------------------------------------------------------------
                                                                           NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION          TIME SERVED           BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)            Vice President    Since 2000            Not Applicable               Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
Investment Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
(until 1979).
------------------------------------------------------------------------------------------------------------------------------------
KAREN L. SKIDMORE (1952)           Vice President    Vice President        Not Applicable               Not Applicable
One Franklin Parkway               and Secretary     since March 2006
San Mateo, CA 94403-1906                             and Secretary
                                                     since April 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Templeton Funds Annuity Company;
and officer of 31 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)               Vice President    Since 2005            Not Applicable               Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------


38 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                           NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF             FUND COMPLEX OVERSEEN
AND ADDRESS                        POSITION          TIME SERVED           BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)             Chief Financial   Since 2004            Not Applicable               Not Applicable
500 East Broward Blvd.             Officer and
Suite 2100                         Chief
Fort Lauderdale, FL 33394-3091     Accounting
                                   Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's investment manager and distributor. Edward B. Jamieson is considered to be an interested person of the Trust under the federal securities laws due to his position as officer of the Trust's investment manager.

*** Subsequent to August 31, 2006, Mr. Fortunato and Mr. Macklin each ceased to be a trustee of the Fund.

****  Subsequent to August 31, 2006, Mr. Wilson became a trustee of the Fund.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES OR THE LISTING STANDARDS APPLICABLE TO THE FUND.


                                                              Annual Report | 39

Franklin Universal Trust

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

CERTIFICATIONS

The Fund's Chief Executive Officer - Finance and Administration is required by the New York Stock Exchange's Listing Standards to file annually with the Exchange a certification that he is not aware of any violation by the Fund of the Exchange's Corporate Governance Standards applicable to the Fund. The Fund has filed such certification.

In addition, the Fund's Chief Executive Officer - Finance and Administration and Chief Financial Officer and Chief Accounting Officer are required by the rules of the U.S. Securities and Exchange Commission to provide certain certifications with respect to the Fund's Form N-CSR and Form N-CSRS (which include the Fund's annual and semiannual reports to shareholders) that are filed semiannually with the Commission. The Fund has filed such certifications with its Form N-CSRS for the six months ended February 28, 2006. Additionally, the Fund expects to file, on or about October 29, 2006, such certifications with its Form N-CSR for the year ended August 31, 2006.


40 | Annual Report

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

RETIREMENT TARGET FUNDS

Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama                            Michigan 6
Arizona                            Minnesota 6
California 7                       Missouri
Colorado                           New Jersey
Connecticut                        New York 7
Florida 7                          North Carolina
Georgia                            Ohio 6
Kentucky                           Oregon
Louisiana                          Pennsylvania
Maryland                           Tennessee
Massachusetts 6                    Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products
  Trust 8

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6.    Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

07/06

                                                   Not part of the annual report

     [LOGO](R)
FRANKLIN TEMPLETON         One Franklin Parkway
    INVESTMENTS            San Mateo, CA 94403-1906

ANNUAL REPORT

FRANKLIN UNIVERSAL TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.
1-800/DIAL BEN(R)

TRANSFER AGENT

PFPC Inc.
P.O. Box 43027
Providence, RI 02940 -3027

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FUT A2006 10/06


      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W. T. LaHaye and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A

(a)  Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $22,209 for the fiscal year ended August 31, 2006 and $16,505 for the fiscal year ended August 31, 2005.

(b)  Audit-Related Fees
The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $8,736 for the fiscal year ended August 31, 2006 and $8,400 for the fiscal year ended August 31, 2005. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)  All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $110 for the fiscal year ended August 31, 2006 and $0 for the fiscal year ended August 31, 2005. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $175,751 for the fiscal year ended August 31, 2006 and $0 for the fiscal year ended August 31, 2005. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i) pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $184,597 for the fiscal year ended August 31, 2006 and $8,400 for the fiscal year ended August 31, 2005.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. Members of the Audit Committee are: Robert F. Carlson, John B. Wilson and
Frank W. T. LaHaye.

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES
FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of trustees of the Trust has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors/trustees and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of trustees; defer to the voting recommendation of the Fund's board of trustees, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS OF PORTFOLIO COMPANIES. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT AND DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954-527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov and reflect the twelve-month period beginning July 1, 2005, and ending June 30, 2006.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT
       COMPANY AND AFFILIATED PURCHASERS.

(a)(1) As of October 27, 2006, the portfolio managers of the Fund are as follows:

CHRISTOPHER J. MOLUMPHY CFA,  Executive Vice President of FRANKLIN ADVISERS,
INC.
Mr. Molumphy has been a manager of the Fund since 1991. He has primary responsibility for the investments of the Fund. Mr. Molumphy has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1988.

GLENN I. VOYLES CFA, Vice President of FRANKLIN ADVISERS, INC. Mr. Voyles has been a manager of the Fund since 1999, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment for the global income component of the Fund. He joined Franklin Templeton Investments in 1993.

(a)(2) This section reflects information about the portfolio managers as of the fiscal year ended August 31, 2006.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:

----------------------------------------------------------------------

                      Assets of                Assets of
         Number of     Other       Number of   Other Pooled               Assests
          Other      Registered     Other      Investment                 of Other
        Registered   Investment   Pooled        Vehicles     Number of    Accounting
         Investment   Companies  Investment     Managed      Other        Managed
         Companies    Managed     Vehicles      (x $1      Accounts       (x $1
Name      Managed  (x $1 million) Managed/(1)  million)/(1) Managed/(1)   million)/(1)
--------------------------------------------------------------------------------------
Christopher
J. Molumphy     7       6,450.8      4         590.6           1             307.5
--------------------------------------------------------------------------------------
Glenn I.
Voyles          0         N/A        0          N/A            0              N/A
--------------------------------------------------------------------------------------


1. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance-based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures helps to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

CONFLICTS. The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics, which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

COMPENSATION. The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

      BASE SALARY Each portfolio manager is paid a base salary.

      ANNUAL BONUS Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

o INVESTMENT PERFORMANCE. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

o NON-INVESTMENT PERFORMANCE. The more qualitative contributions of a portfolio manager to the manager's business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

o RESPONSIBILITIES. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager's appraisal.

      ADDITIONAL LONG-TERM EQUITY-BASED COMPENSATION Portfolio managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

OWNERSHIP OF FUND SHARES. The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager as of August 31, 2006 (such amounts may change from time to time):


      --------------------------------------------
                            Dollar Range of Fund
                             Shares Beneficially
        Portfolio Manager           Owned
      --------------------------------------------
      Christopher J.                None
      Molumphy
      --------------------------------------------
      Glenn I. Voyles               None
      --------------------------------------------

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.


  -------------------------------------------------------------
                                         TOTAL
                                       NUMBER OF
                                        SHARES      MAXIMUM
                                       PURCHASED   NUMBER OF
                                      AS PART OF  SHARES THAT
                  TOTAL                PUBLICLY   MAY YET BE
                NUMBER OF   AVERAGE    ANNOUNCED   PURCHASED
     PERIOD      SHARES    PRICE PAID  PLANS OR    UNDER THE
                PURCHASED  PER SHARE    PROGRAM    PLANS OR
                                                   PROGRAMS
  -------------------------------------------------------------
  3/01/06-3/31/06       --          --         --     2,792,429
  -------------------------------------------------------------
  4/01/06-4/30/06       --          --         --     2,792,429
  -------------------------------------------------------------
  5/01/06-5/31/06  50,000.000      6.27  50,000.000   2,742,429
  -------------------------------------------------------------
  6/01/06-6/30/06 163,000.000      6.33 163,000.000   2,579,429
  -------------------------------------------------------------
  7/01/06-7/31/06 122,600.000      6.34 122,600.000   2,456,829
  -------------------------------------------------------------
  8/01/06-8/31/06 126,900.000      6.45 126,900.000   2,329,929
  -------------------------------------------------------------
  Total           462,500.000      6.35             462,500.000
  -------------------------------------------------------------

The repurchase program was announced on January 19, 2006. The Board of Trustees approved an open-market share repurchase program, pursuant to which the Fund may purchase, from time to time, up to 2,792,429 of the Fund's common shares in open-market transactions, at the discretion of management.


      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY Holders. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN UNIVERSAL TRUST

By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date  October 26, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date  October 26, 2006


By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Financial Officer
Date  October 26, 2006